As Filed with the Securities and Exchange Commission on August 27, 1999

                                                     Registration No. 333-78115

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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT

                                      Under
                           THE SECURITIES ACT OF 1933
                                 ---------------
                          SHAMAN PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                               Delaware 94-3095806
                (State or other jurisdiction of (I.R.S. Employer
              Incorporation or organization) Identification Number)

                              213 East Grand Avenue
                   South San Francisco, California 94080-4812
                                 (650) 952-7070
   (Address, including zip code, and telephone number, including area code, of the Registrant's principal executive offices)

                                  LISA A. CONTE
                      President and Chief Executive Officer
                          Shaman Pharmaceuticals, Inc.
                              213 East Grand Avenue
                   South San Francisco, California 94080-4812
                                 (650) 952-7070
    (Name, address, including zip code, and telephone number, including area code, of agent for service of process)

                                   Copies to:
                                Donald C. Reinke
                                Bruce P. Johnson
                            Bay Venture Counsel, LLP
                        1999 Harrison Street, Suite 1300
                            Oakland, California 94612
                                  510-273-8750

        Approximate date of commencement of proposed sale to the public:

                                   Completed.
                                 ---------------

   If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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

      The Registrant hereby amends this Registration Statement on Form S-1 (Registration No. 333-78115) ("Registration Statement"), to deregister and remove from registration 282,851 shares of the Registrant's Series R Convertible Preferred Stock, and all shares of common stock issuable upon conversion thereof, remaining unsold at the conclusion of the offering described in the Registration Statement.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California, on August 27, 1999.

                                       SHAMAN PHARMACEUTICALS, INC.


                                       By: /s/ Lisa A. Conte
                                           ------------------
                                           Lisa A. Conte

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

          Name                             Title                      Date
--------------------------    -------------------------------     -------------
/s/ Lisa A. Conte
--------------------------    Director, President, Chief         August 27, 1999
    Lisa A. Conte             Executive Officer and Chief
                              Financial Officer, (Principal
                              Executive Officer and Principal
                              Financial and Accounting Officer)
/s/ G. Kirk Raab*
--------------------------    Chairman of the Board              August 27, 1999
    G. Kirk Raab


/s/ Adrian D.P. Bellamy*
--------------------------    Director                           August 27, 1999
    Adrian D.P. Bellamy

/s/ Jeffrey Berg*
--------------------------    Director                           August 27, 1999
    Jeffrey Berg

/s/ Herbert H. McDade, Jr.*
--------------------------    Director                           August 27, 1999
    Herbert H. McDade, Jr.

/s/ M. David Titus*
--------------------------    Director                           August 27, 1999
    M. David Titus


--------------------------   Director                            August __, 1999
    Loren D. Israelsen

    *By:/s/ Lisa Conte
 --------------------------
 Lisa Conte, Attorney-in-fact